 CHANCELLOR LGT
 ASSET MANAGEMENT
 OVER 25 YEARS
 OF INVESTING
 WORLDWIDE
GT GLOBAL
GROWTH &
INCOME FUND

SEMIANNUAL REPORT
APRIL 30, 1997

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Financial
Statements...........         F1

The  views of the Fund's manage-
ment as described in this report
are  as  of  the  date  it   was
written.  Portfolio holdings and
allocations are as of April  30,
1997,  unless  otherwise  noted.
Views,  portfolio  holdings  and
allocations   may  have  changed
subsequent to these dates.

GT GLOBAL GROWTH & INCOME FUND
MESSAGE FROM THE CHAIRMAN

Dear Investor,

This report is written in a style we hope you find enjoyable to read and easy to understand. Our intention is to provide our shareholders with meaningful information about the relative performance of GT Global Mutual Funds. We think it is important to help investors develop a global perspective about their investments, including developments in individual economies around the world. Specifically, we address how macroeconomic and political events within countries influence investment results and, ultimately, Fund performance.

We describe our management process and offer insights into the Fund s investment strategy. Companies and countries in which the Fund invests are discussed, as well as issues pertinent to decisions affecting the Fund. Biographical information on portfolio managers' background and experience is also included, and through our question and answer format, we make it possible for shareholders to be included in the thought processes that form the basis of their investment decisions. Additionally, this report contains performance illustrations that show the historical returns of a hypothetical investment and compare it to an appropriate benchmark.

We make every effort to communicate as clearly as possible because we want you, our shareholders, to have a useful understanding of what is happening with your investments in GT Global Mutual Funds, and why.

We would also like to emphasize that today--as global investing continues to become increasingly complex, information travels as quickly as a keystroke, and critical decisions must be made within shorter time frames--prudent advice, professional management, global diversification and investing for the long term have never been more important.

As always, we appreciate and value our shareholders in GT Global Mutual Funds.

Sincerely,

[SIGNATURE]

William J. Guilfoyle

CHAIRMAN OF THE BOARD AND PRESIDENT
GT GLOBAL MUTUAL FUNDS

[PICTURE]

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund seeks long-term capital appreciation and current income. In an effort to meet both objectives, the Fund invests primarily in stock of blue-chip companies and high-quality government bonds from around the world. We are focusing on the attractive opportunities we feel exist in European equity and dollar-bloc debt markets.

GT GLOBAL GROWTH & INCOME FUND
PERFORMANCE SUMMARY

        JP Morgan Global                               GT Global Growth &
      Government Bond Index         MSCI World            Income Fund
9/25/90     10000                      10000                   9525
            10045                       9678                   9525
            10443                      10583                   9545
            10625                      10412                   9625
            10744                      10632                   9712
            10987                      11023                  10015
            10997                      12045                  10338
            10653                      11692                  10314
            10781                      11785                  10560
            10791                      12054                  10826
            10647                      11312                  10417
            10872                      11848                  10895
            11098                      11813                  11040
            11503                      12124                  11188
            11616                      12323                  11041
            11806                      11788                  10852
            12402                      12648                  11571
            12159                      12416                  11401
            12124                      12204                  11529
            12012                      11631                  11314
            12112                      11795                  11637
            12456                      12267                  12048
            12796                      11858                  11981
            13078                      11891                  11938
            13426                      12182                  11916
            13412                      12072                  11758
            13077                      11748                  11691
            12846                      11960                  11647
            12967                      12059                  11869
            13187                      12101                  12004
            13399                      12390                  12475
            13605                      13111                  12812
            13853                      13721                  12903
            13941                      14039                  13084
            13952                      13924                  13197
            13958                      14213                  13519
            14371                      14867                  14070
            14523                      14595                  14046
            14516                      14999                  14627
            14410                      14153                  14418
12/31/93    14557                      14848                  15117
            14694                      15830                  15610
            14533                      15627                  14905
            14466                      14956                  14382
            14455                      15421                  14573
            14336                      15464                  14430
            14506                      15423                  14309
            14642                      15719                  14718
            14604                      16195                  14982
            14677                      15773                  14721
            14897                      16224                  15086
            14709                      15524                  14600
            14743                      15677                  14577
            15042                      15444                  14430
            15429                      15672                  14676
            16214                      16431                  14722
            16473                      17007                  15093
            16933                      17156                  15465
            17038                      17154                  15384
            17119                      18015                  15834
            16643                      17617                  15459
            17018                      18134                  15855
            17184                      17852                  16032
            17376                      18475                  16310
            17591                      19018                  16810
            17410                      19366                  16939
            17309                      19487                  17016
            17282                      19815                  17087
            17218                      20285                  17217
            17236                      20306                  17502
            17387                      20412                  17575
            17707                      19695                  17367
            17780                      19925                  17863
            17878                      20709                  18145
            18233                      20857                  18725
            18493                      22029                  19515
            18365                      21680                  19671
            17905                      21945                  19565
            17781                      22201                  19857
            17646                      21766                  19907
4/30/97     17547                      22481                  20041


The chart above shows the performance of the GT Global Growth & Income Fund Class A shares since the Fund's inception versus the various indices. This represents a cumulative return of 100.41% and an average annual total return of 11.12% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund s Class B shares at inception on October 22, 1992, would have been valued at $16,425 on April 30, 1997. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $13,045 on April 30, 1997.

AVERAGE ANNUAL TOTAL RETURNS%(1)
APRIL 30, 1997


SHARE CLASS            WITHOUT SALES CHARGE(2)                 WITH SALES CHARGE
                    1 YEAR    5 YEAR    LIFE OF FUND     1 YEAR    5 YEAR    LIFE OF FUND
Class A(3)           16.40     11.48       11.94          10.87     10.40        11.12
Class B(3)           15.66       N/A       11.90          10.66       N/A        11.60
Advisor Class(4)     16.63       N/A       14.89            N/A       N/A          N/A

HISTORICAL PERFORMANCE%(2)
ANNUAL TOTAL RETURNS (PER CALENDAR YEAR)

            1990      1991      1992      1993      1994      1995      1996
Class A     1.97(3)   19.14     2.58      27.36     -3.57     15.32     17.02
Class B      N/A        N/A     1.173     26.80     -4.19     14.56     16.10


(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3) The Fund began operations on September 25, 1990; Class B shares commenced on October 22, 1992.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                 GT GLOBAL GROWTH & INCOME FUND
INTERVIEW WITH PORTFOLIO MANAGERS
NICK TRAIN AND PAUL GRIFFITHS

Q   HOW DID THE FUND PERFORM?

A   We have been very pleased with the Fund's overall performance. In fact, its competitive returns and moderate volatility have earned it a **** Morningstar rating.(5) The Fund is rated against a universe of 939, 478 and 219 International Equity Funds for the one-, three- and five-year periods ended March 31, 1997, respectively. For the six-month reporting period to April 30, 1997, total return for Class A shares was 7.03% (1.94% including the maximum 4.75% sales charge) and 6.69% for Class B shares (1.69% including the maximum 5% contingent deferred sales charge). Total return over the same period was 7.79% for the Morgan Stanley Capital International (MSCI) World Index(6) and -3.76% for the J.P. Morgan Global Government Bond Index.(7)

Superior returns for the period relative to the J.P. Morgan Global Government Bond Index were achieved by maintaining a higher percentage of the Fund s assets in equities; bond markets corrected following the hike in U.S. short-term rates. Among its equity holdings, financial and energy stocks experienced strong gains. The Fund also benefited from its orientation toward larger cap stocks, which outperformed smaller cap stocks on a global basis.

Q   WHAT COMPANIES IN PARTICULAR STAND OUT AS STRONG CONTRIBUTORS TO FUND
PERFORMANCE?

A   The Fund's returns in general were supported by security selection in its largest three geographical allocations. Companies that performed particularly well include Bristol Myers Squibb in the U.S., which enjoyed strong returns on the back of general large cap buoyancy, Royal & Sun Alliance Insurance and Lloyds TSB Group in the UK, and the ING Groep and AEGON in the Netherlands. These companies and others have benefited from low inflation, falling interest rates and restructuring and consolidation within the European financial services sector--a mix similar to what drove the U.S. financial services sector in the early to mid-1990s.

AEGON: A EUROPEAN SUCCESS STORY

[GRAPH]

AEGON, THE DUTCH FINANCIAL COMPANY WITH INSURANCE INTERESTS, HAS BEEN A BENEFICIARY OF DECLINING BOND YIELDS AND LOW INFLATION. IN ADDITION, SHAREHOLDERS HAVE BEEN REWARDED AS THE COMPANY HAS IMPLEMENTED WIDESPREAD RESTRUCTURING AND DIVESTED LESS PROFITABLE BUSINESSES. AEGON HAS SEEN A JUMP IN ITS SHARE PRICE FROM 87.30 DUTCH GILDERS TO 136.80 AT THE END OF APRIL, PROVIDING A TOTAL RETURN TO SHAREHOLDERS OF APPROXIMATELY 57%.

Source: Bloomberg, June 1997.

Q   WHAT ACCOUNTS FOR THE FUND'S OVERWEIGHTED POSITION IN CONTINENTAL EUROPEAN
EQUITIES RELATIVE TO THE INDEX?

A   In addition to the current sanguine environment of accelerated economic growth, low inflation and low interest rates, major reasons to maintain a significant weighting in continental European equities are corporate restructuring and the increasing emphasis on creation of shareholder value. This is a fundamental shift in corporate culture and, in our opinion, represents considerable opportunity.

Q   WHAT DO YOU FIND ATTRACTIVE ABOUT UK EQUITIES (12.8% OF THE PORTFOLIO)?

A The Fund maintains a significant weighting in this market for a number of reasons. Historically, the UK has had the most shareholder-oriented corporate sector in the world outside the U.S. It also has many distinguished, globally oriented companies that enjoy brand recognition and have considerable pricing power. In addition, the new Labour government has turned over

                                                                CONTINUED P.4

(5) Morningstar proprietary ratings reflect historical risk-adjusted performance as of March 31, 1997. Morningstar ratings may change monthly and are calculated from the Fund's one-, three- and five-year and overall average annual returns in excess of 90-day Treasury bill returns with appropriate sales charge adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars. Past performance is no guarantee of future results.

(6) MSCI World Index is a market value-weighted average of the performance of 1,554 securities listed on major world stock exchanges the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(7) J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGERS  CONTINUED

responsibility for setting interest rates to the Bank of England, signaling a commitment to low inflation.

Q   HOW WOULD YOU DESCRIBE YOUR EQUITY INVESTMENT STRATEGY?

A   We take a three-step approach to investing. First we screen for dividend yield by reviewing the Morgan Stanley equity universe for all stocks offering a historic dividend yield above the average. Then we examine the resulting universe for companies offering participation in industries or themes we favor. Next we consider stocks we find attractive on other valuation criteria, such as opportunities offered by companies that may be beneficiaries of rationalization and cost-cutting. Normally, the equity portion of the Fund is invested in the equity securities of companies with market capitalizations of at least US$1 billion.

Q   WHAT CHANGES DID YOU MAKE TO THE FUND'S INVESTMENT STRATEGY OVER THE
PERIOD?

A   The most significant change was to increase the Fund's exposure to the
U.S. and the Netherlands. In the U.S., we feel the expansion of the labor market, together with improving productivity, implies the economy should be able to grow at around 3% annually without increasing inflationary pressures-- first quarter corporate earnings were exceptionally favorable. And while the U.S. stock market may not have the same upside potential as other markets that have performed less well over the last two years, we believe stocks with strong global positions and good earnings growth should continue to provide good returns.

The Netherlands remains home to some of what we see as the best companies, many of which we own. Examples include Royal Dutch, the world's biggest integrated oil company, and ABN Amro, one of Europe s largest banks. We also like Akzo Nobel, the chemical company, which also has a pharmaceutical division with promising new products.

Q   COULD YOU EXPLAIN THE FUND'S STRATEGY WITH RESPECT TO BOND INVESTMENTS?

A   Overall, our strategy has been to reduce the overweighting we had throughout much of last year in some of the peripheral European markets such as Italy, Spain and particularly Sweden, as those markets overshot relative to our targets. These markets were running very fast, not just on fundamental economics, but also on European Monetary Union (EMU) speculation and membership in the Exchange Rate Mechanism (ERM).

While the Fund benefited from these trends, we began to reduce exposure as we felt momentum beginning to slow considerably around the end of the year. Currently, we have a lower weighting in these markets, although we still retain a toehold because, clearly, they are giving us higher income, and some prospect exists for further gains.

We reallocated some of those funds into core Europe, in countries such as Germany and Denmark, and some into the dollar-bloc nations. The Fund holds a considerable position in the UK in particular, primarily on the basis of sterling s strength as well as attractive yields. Some of this has been at the shorter end of the market to take advantage of yields and underlying currency exposure since the portfolio continued to seek yield as well as growth.

Q   GOING FORWARD, WHAT ARE YOUR EXPECTATIONS ON THE BOND SIDE?

A   The period has seen some retrenchment and, at least over the shorter term, we believe we are moving into a slightly less bond-friendly environment. Consequently, we ve withdrawn from some of those spread markets that had benefited from higher liquidity. Looking forward, we currently expect the bias of the portfolio to continue to shift out of Europe, both core and peripheral markets, and into dollar-bloc countries--Canada, Australia, the U.S. and New Zealand, for example.

The bond element of the portfolio remains relatively diverse. In terms of overall duration, we are slightly overweighted against the JP Morgan Index, primarily because we re mildly positive. Although there s some risk of further retrenchment, we would tend to use it, as we did in the U.S., as a buying opportunity. Yields of around 7 1/4% on the U.S. 30-year would present an opportunity to build exposure. We are not particularly concerned about a further hike in interest rates. While we think one more hike is possible, ultimately a rise in short-term rates is counterinflationary and, therefore, positive on the longer end.

Q   WHAT IS YOUR OUTLOOK FOR EQUITY MARKETS OVER THE REMAINDER OF THE YEAR?

A   Low inflation, attractive valuations, major corporations taking advantage of the trend toward globalization and restructuring are major trends that have worked to the Fund s advantage over the last several years, and we believe they will continue.

                                                 GT GLOBAL GROWTH & INCOME FUND
ABOUT THE PORTFOLIO MANAGERS

NICK J. TRAIN -- Portfolio Manager for Chancellor LGT Asset Management since 1984; Investment Analyst since 1981. Prior to joining Chancellor LGT, Mr. Train received his B.A. from Oxford University.

PAUL GRIFFITHS -- Portfolio Manager for Chancellor LGT Asset Management since 1994. Prior to joining Chancellor LGT, Mr. Griffiths was a Fixed Income Fund Manager at Lazard Investors from 1993-94 and at Sanwa International from 1991-93. He received his B.Sc from the University of York, England.

SECTOR ALLOCATION OF NET ASSETS%
APRIL 30, 1997

EQUITY
Finance                           26.6
Energy                            13.9
Services                           7.4
Materials/Basic Industry           6.4
Consumer Non-Durables              5.9
Health Care                        4.1
Capital Goods                      3.0
Consumer Durables                  1.5
Multi Industry/Misc.               1.3
Technology                         0.3

FIXED INCOME INVESTMENTS
Gov't & Gov't Agency Obligations  21.1
Corporate Bonds                    5.5
Short-Term & Other                 3.0


GEOGRAPHIC ALLOCATION OF NET ASSETS

Australia/NZ            10.1%
Germany                 13.4%
UK                      20.1%
North America & Other   27.3%
Other Europe            29.1%

Allocations may change as market conditions change.

A complete listing may be found in the Financial Statements section of this report.

GT GLOBAL GROWTH & INCOME FUND

                                                                                                % of
KEY EQUITY HOLDINGS(8)                                                         Country        Net Assets

BRISTOL MYERS SQUIBB CO.  This well-established company offers a wide            U.S.            2.6
range of prescription and non-prescription drugs, medical devices, health and skin care products, toiletries and beauty aids.

ELEKTROWATT AG  A holding company that operates subsidiaries which generate   SWITZERLAND        2.5
and sell electricity; the company also has interests in hydro and nuclear power plants.

ROYAL DUTCH PETROLEUM Co. One of the largest oil companies worldwide,         NETHERLANDS        2.4
Royal Dutch is a key player in the energy industry, both within Europe and on a global basis. Its success is based on a proven track record of exploration, together with well-run marketing and chemical activities.

ROYAL & SUN ALLIANCE INSURANCE GROUP PLC  The holding company for                 UK             2.4
multi-national insurance companies Sun Alliance Group Plc and Royal
Insurance Holdings.

SWISS BANK CORP.  Offering a broad range of banking operations, including     SWITZERLAND        2.4
foreign exchange and bank note dealings, precious metal trading, mortgages and building loans, Swiss Bank has operations throughout Switzerland and an extensive network of international subsidiaries.

AEGON NV  A Netherlands-based international insurance group, AEGON            NETHERLANDS        1.9
primarily writes life and health insurance, and offers related pension, savings and investment products in Europe, North America and the Caribbean.

TELECOM CORPORATION OF NEW ZEALAND LTD.  This full-service                    NEW ZEALAND        1.9
telecommunications company provides local, national and international telephone activities that offer cellular, directories, leased circuits, mobile radio, paging and data communications.

CS HOLDING AG  Provides universal bank services in Switzerland, and             SWITZERLAND      1.8
investment, trust and management services and life insurance through its subsidiaries. It is the parent company of Credit Suisse, CS First Boston,
Elektrowatt and CS Life.

ABN AMRO HOLDING N.V.  A full service bank with a presence in about 70         NETHERLANDS       1.7
countries, in addition to its 1,011 offices in the Netherlands.

AVON PRODUCTS, INC.  A worldwide manufacturer and direct seller of beauty           U.S.         1.6
products, fragrances, fashion jewelry and other goods. The company markets its products in 119 countries through its network of approximately
1.7 million independent sales representatives.

Source: Bloomberg.

(8) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

GT GLOBAL
GROWTH &
INCOME FUND

FINANCIAL
STATEMENTS

                         GT GLOBAL GROWTH & INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                         COUNTRY        SHARES          (NOTE 1)        ASSETS
---------------------------------------------------------  --------   ---------------   ------------   -------------
Finance (26.6%)
  Royal Sun Alliance Insurance Group PLC ................   UK              2,081,400   $ 16,471,146         2.4
    INSURANCE - MULTI-LINE
  Schweizerischer Bankverein (Swiss Bank Corp.)-/- ......   SWTZ               74,750     16,349,341         2.4
    BANKS-MONEY CENTER
  AEGON N.V. ............................................   NETH              187,875     13,313,521         1.9
    INSURANCE-LIFE
  CS Holding AG - Registered ............................   SWTZ              108,300     12,211,520         1.8
    BANKS-MONEY CENTER
  ABN AMRO Holding N.V. .................................   NETH              166,824     11,470,542         1.7
    BANKS-MONEY CENTER
  Union Bank of Switzerland - Bearer ....................   SWTZ               11,752     11,135,742         1.6
    BANKS-MONEY CENTER
  First Tennessee National Corp. ........................   US                245,400     10,644,225         1.5
    BANKS-REGIONAL
  ING Groep N.V. ........................................   NETH              264,262     10,381,043         1.5
    OTHER FINANCIAL
  Commonwealth Bank of Australia ........................   AUSL              757,700      8,228,550         1.2
    BANKS-SUPER REGIONAL
  IKB Deutsche Industriebank AG .........................   GER               394,000      7,693,356         1.1
    BANKS-REGIONAL
  American General Corp. ................................   US                170,000      7,416,250         1.1
    INSURANCE-LIFE
  Deutsche Bank AG ......................................   GER               134,150      7,083,368         1.0
    BANKS-MONEY CENTER
  Fortis Amev N.V. ......................................   NETH              164,542      6,210,248         0.9
    OTHER FINANCIAL
  Generale de Banque S.A.: ..............................   BEL                    --             --         0.9
    BANKS-MONEY CENTER
    Common ..............................................   --                 14,762      6,125,011          --
    Strip VVPR-/- .......................................   --                  1,342            639          --

  General Accident PLC ..................................   UK                400,000      5,702,252         0.8
    INSURANCE - PROPERTY-CASUALTY
  National Westminster Bank PLC .........................   UK                471,800      5,579,362         0.8
    BANKS-MONEY CENTER
  Kredietbank N.V. ......................................   BEL                12,980      5,058,676         0.7
    BANKS-REGIONAL
  Lloyds TSB Group PLC ..................................   UK                513,428      4,690,967         0.7
    BANKS-REGIONAL
  Mercury Asset Management Group PLC ....................   UK                196,698      4,258,657         0.6
    INVESTMENT MANAGEMENT
  Commercial Union PLC ..................................   UK                361,550      3,997,374         0.6
    INSURANCE - MULTI-LINE
  M & G Group PLC .......................................   UK                155,000      3,264,215         0.5
    INVESTMENT MANAGEMENT
  General Property Trust ................................   AUSL            1,600,000      2,931,317         0.4
    REAL ESTATE
  Gerrard & National Holdings PLC .......................   UK                375,880      2,122,051         0.3
    SECURITIES BROKER
  National Australia Bank Ltd. ..........................   AUSL              125,000      1,710,260         0.2
    BANKS-REGIONAL

    The accompanying notes are an integral part of the financial statements.

                                       F1

                         GT GLOBAL GROWTH & INCOME FUND

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                         COUNTRY        SHARES          (NOTE 1)        ASSETS
---------------------------------------------------------  --------   ---------------   ------------   -------------
Finance (Continued)
  Realty Development Corp., Ltd. "A" ....................   HK                  5,000   $     18,848          --
    REAL ESTATE
                                                                                        ------------
                                                                                         184,068,481
                                                                                        ------------
Energy (13.9%)
  Elektrowatt AG ........................................   SWTZ               49,068     17,564,758         2.5
    ELECTRICAL & GAS UTILITIES
  Royal Dutch Petroleum Co. .............................   NETH               92,960     16,621,481         2.4
    OIL
  Exxon Corp. ...........................................   US                182,600     10,339,725         1.5
    OIL
  Mobil Corp. ...........................................   US                 63,800      8,294,000         1.2
    OIL
  Electrabel S.A. .......................................   BEL                34,760      7,899,558         1.1
    ELECTRICAL & GAS UTILITIES
  Shell Transport & Trading Co., PLC ....................   UK                373,900      6,602,155         0.9
    OIL
  RWE AG ................................................   GER               134,620      5,599,445         0.8
    ELECTRICAL & GAS UTILITIES
  PG&E Corp. ............................................   US                220,000      5,280,000         0.8
    ELECTRICAL & GAS UTILITIES
  Elf Aquitaine .........................................   FR                 52,475      5,088,812         0.7
    OIL
  Reunies Electrobel & Tractebel S.A. ...................   BEL                11,587      4,961,688         0.7
    ELECTRICAL & GAS UTILITIES
  Groupe Bruxelles Lambert S.A. .........................   BEL                31,025      4,558,669         0.7
    OIL
  Santos Ltd. ...........................................   AUSL              907,472      3,537,351         0.6
    OIL
                                                                                        ------------
                                                                                          96,347,642
                                                                                        ------------
Services (7.4%)
  Telecom Corporation of New Zealand Limited: ...........   NZ                     --             --         1.9
    TELEPHONE NETWORKS
    Common ..............................................   --              2,614,200     11,719,702          --
    ADR{\/} .............................................   --                 38,000      1,368,000          --

  McGraw-Hill, Inc. .....................................   US                162,000      8,241,750         1.2
    BROADCASTING & PUBLISHING
  United News & Media PLC ...............................   UK                639,291      7,793,074         1.1
    BROADCASTING & PUBLISHING
  Woolworths Ltd. .......................................   AUSL            2,630,000      7,750,370         1.1
    RETAILERS-OTHER
  Royal PTT Nederland N.V. ..............................   NETH              112,735      4,005,988         0.6
    TELEPHONE NETWORKS
  Cognizant Corp. .......................................   US                109,800      3,582,225         0.5
    CONSUMER SERVICES
  EMI Group PLC .........................................   UK                158,900      3,150,714         0.5
    LEISURE & TOURISM
  Dun & Bradstreet Corp. ................................   US                109,800      2,703,825         0.4
    BROADCASTING & PUBLISHING

    The accompanying notes are an integral part of the financial statements.

                                       F2

                         GT GLOBAL GROWTH & INCOME FUND

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                         COUNTRY        SHARES          (NOTE 1)        ASSETS
---------------------------------------------------------  --------   ---------------   ------------   -------------
Services (Continued)
  ACNielsen Corp.-/- ....................................   US                 36,600   $    549,000         0.1
    CONSUMER SERVICES
                                                                                        ------------
                                                                                          50,864,648
                                                                                        ------------
Materials/Basic Industry (6.4%)
  BASF AG-/- ............................................   GER               234,000      9,030,156         1.3
    CHEMICALS
  CSR Ltd. ..............................................   AUSL            2,100,000      7,760,193         1.1
    BUILDING MATERIALS & COMPONENTS
  Akzo Nobel N.V. .......................................   NETH               58,950      7,598,054         1.1
    CHEMICALS
  Solvay S.A. "A" .......................................   BEL                11,754      7,039,899         1.0
    CHEMICALS
  Monsanto Co. ..........................................   US                160,500      6,861,375         1.0
    CHEMICALS
  RGC Ltd. ..............................................   AUSL            1,069,042      3,875,454         0.6
    MISC. MATERIALS & COMMODITIES
  Sons of Gwalia N.L. ...................................   AUSL              471,600      2,077,290         0.3
    GOLD
                                                                                        ------------
                                                                                          44,242,421
                                                                                        ------------
Consumer Non-Durables (5.9%)
  Avon Products, Inc. ...................................   US                182,000     11,238,500         1.6
    PERSONAL CARE/COSMETICS
  Philip Morris Cos., Inc. ..............................   US                255,000     10,040,625         1.4
    FOOD
  Universal Corp. .......................................   US                280,500      7,854,000         1.1
    TOBACCO
  EMAIL Ltd. ............................................   AUSL            2,264,000      7,571,965         1.1
    HOUSEHOLD PRODUCTS
  Brown-Forman Corp. "B" ................................   US                 93,600      4,726,800         0.7
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          41,431,890
                                                                                        ------------
Health Care (4.1%)
  Bristol Myers Squibb Co. ..............................   US                277,400     18,169,700         2.6
    PHARMACEUTICALS
  Bayer AG-/- ...........................................   GER               258,600     10,293,206         1.5
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          28,462,906
                                                                                        ------------
Capital Goods (3.0%)
  General Electric PLC ..................................   UK              1,473,000      8,757,347         1.3
    AEROSPACE/DEFENSE
  Lockheed Martin Corp. .................................   US                 69,545      6,224,278         0.9
    AEROSPACE/DEFENSE
  BICC PLC ..............................................   UK              1,559,172      5,821,953         0.8
    INDUSTRIAL COMPONENTS
                                                                                        ------------
                                                                                          20,803,578
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                         GT GLOBAL GROWTH & INCOME FUND

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                         COUNTRY        SHARES          (NOTE 1)        ASSETS
---------------------------------------------------------  --------   ---------------   ------------   -------------
Consumer Durables (1.5%)
  GKN PLC ...............................................   UK                685,800   $ 10,565,297         1.5
                                                                                        ------------
    AUTO PARTS
Multi-Industry/Miscellaneous (1.3%)
  VEBA AG ...............................................   GER               170,200      8,770,560         1.3
                                                                                        ------------
    CONGLOMERATE
Technology (0.3%)
  Alcatel Alsthom Compagnie Generale d'Electricite ......   FR                 21,860      2,430,762         0.3
    TELECOM TECHNOLOGY
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $329,172,628) ............                                487,988,185        70.4
                                                                                        ------------       -----

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                   CURRENCY       AMOUNT          (NOTE 1)        ASSETS
---------------------------------------------------------  --------   ---------------   ------------   -------------
Government & Government Agency Obligations (21.1%)
  Australia (1.2%)
    Australian Government, 8.75% due 8/15/08 ............   AUD            10,425,000      8,632,139         1.2
  Canada (1.2%)
    Canadian Government, 8.75% due 12/1/05 ..............   CAD            10,620,000      8,679,552         1.2
  Denmark (1.0%)
    Kingdom of Denmark, 7% due 11/15/07 .................   DKK            45,200,000      6,999,803         1.0
  Germany (4.1%)
    Deutschland Republic, 6.75% due 4/22/03 .............   DEM            23,000,000     14,371,346         2.1
    Treuhandanstalt:
      6.625% due 7/9/03 .................................   DEM            16,060,000      9,960,726         1.4
      6.375% due 7/1/99 .................................   DEM             7,000,000      4,259,850         0.6
  Italy (2.2%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      6% due 2/15/00 ....................................   ITL        18,365,000,000     10,547,894         1.5
      10.5% due 9/01/05 .................................   ITL         6,725,000,000      4,624,934         0.7
  New Zealand (0.4%)
    New Zealand Government, 8% due 4/15/04 ..............   NZD             4,440,000      3,090,895         0.4
  Spain (1.4%)
    Kingdom of Spain, 10.3% due 6/15/02 .................   ESP         1,162,430,000      9,393,141         1.4
  United Kingdom (4.1%)
    United Kingdom Treasury:
      7% due 6/7/02 .....................................   GBP            12,375,000     19,934,215         2.9
      6% due 8/10/99 ....................................   GBP             3,800,000      6,053,887         0.9
      8.5% due 7/16/07 ..................................   GBP             1,050,000      1,814,176         0.3
  United States (5.5%)
    United States Treasury:
      6% due 2/15/26 ....................................   USD            12,940,000     11,310,369         1.6
      6.25% due 8/15/23 .................................   USD             9,075,000      8,211,988         1.2
      7.5% due 2/15/05 ..................................   USD             8,050,000      8,428,287         1.2
      6.5% due 8/15/05 ..................................   USD             5,480,000      5,395,124         0.8
      5.625% due 2/28/01 ................................   USD             5,120,000      4,968,000         0.7
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $149,972,019) ..........................................                                146,676,326
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F4

                         GT GLOBAL GROWTH & INCOME FUND

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                   CURRENCY       AMOUNT          (NOTE 1)        ASSETS
---------------------------------------------------------  --------   ---------------   ------------   -------------
Corporate Bonds (5.5%)
  Germany (2.3%)
    Siemens Capital Corp., 8% due 6/24/02+/+ ............   USD             4,710,000   $  7,001,415         1.0
    Commerzbank AG, Convertible Bond, 9.45% due
     12/31/00+ ..........................................   DEM             4,173,000      5,089,083         0.7
    Deutsche Bank AG, 9.00% due 12/31/02+/+ .............   DEM             5,625,000      4,055,459         0.6
  United Kingdom (3.2%)
    Daily Mail & General Trust, Convertible Bond, 5.75%
     due 9/26/03 ........................................   GBP             3,405,000      7,474,121         1.1
    MBNA Chester Asset Receivable #3, 6.6% due
     11/17/03+ ..........................................   GBP             4,500,000      7,302,568         1.1
    Land Securities PLC, Convertible Bond, 9.375% due
     7/31/04 ............................................   GBP             3,485,000      6,831,119         1.0
                                                                                        ------------
Total Corporate Bonds (cost $33,669,053) ................                                 37,753,765
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $183,641,072) ......                                184,430,091        26.6
                                                                                        ------------       -----

                                                                        UNDERLYING         VALUE         % OF NET
OPTIONS                                                    CURRENCY   NOMINAL AMOUNT      (NOTE 1)        ASSETS
---------------------------------------------------------  --------   ---------------   ------------   -------------
  Societe Generale Banque put, strike 14,500, due
   11/15/99 (cost $0)-/- ................................   BEF                11,587        121,934          --
                                                                                        ------------       -----
    BANKS-MONEY CENTER
                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
---------------------------------------------------------                               ------------   -------------
  Dated April 30, 1997, with State Street Bank & Trust
   Co., due May 1, 1997, for an effective yield of 5.27%,
   collateralized by $13,360,000 U.S. Treasury Bonds,
   7.25% due 5/15/16 (market value of collateral is
   $13,996,806, including accrued interest). (cost
   $13,719,008) .........................................                                 13,719,008         2.0
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $526,532,708)  * ................                                686,259,218        99.0
Other Assets and Liabilities ............................                                  7,102,452         1.0
                                                                                        ------------       -----

NET ASSETS ..............................................                               $693,361,670       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $527,046,541 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 170,725,767
                 Unrealized depreciation:           (11,513,090)
                                                  -------------
                 Net unrealized appreciation:     $ 159,212,677
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F5

                         GT GLOBAL GROWTH & INCOME FUND

                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at April 30, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Australia (AUSL/AUD) .................    6.6         1.2                       7.8
Belgium (BEL/BEF) ....................    5.1                                   5.1
Canada (CAN/CAD) .....................                1.2                       1.2
Denmark (DEN/DKK) ....................                1.0                       1.0
France (FR/FRF) ......................    1.0                                   1.0
Germany (GER/DEM) ....................    7.0         6.4                      13.4
Italy (ITLY/ITL) .....................                2.2                       2.2
Netherlands (NETH/NLG) ...............   10.1                                  10.1
New Zealand (NZ/NZD) .................    1.9         0.4                       2.3
Spain (SPN/ESP) ......................                1.4                       1.4
Switzerland (SWTZ/CHF) ...............    8.3                                   8.3
United Kingdom (UK/GBP) ..............   12.8         7.3                      20.1
United States & Other (US/USD) .......   17.6         5.5            3.0       26.1
                                        ------      -----          -----      -----
Total  ...............................   70.4        26.6            3.0      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $693,361,670.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                           APRIL 30, 1997 (UNAUDITED)

                                          MARKET VALUE
                                             (U.S.       CONTRACT  DELIVERY   UNREALIZED
CONTRACTS TO SELL:                          DOLLARS)      PRICE      DATE    APPRECIATION
----------------------------------------  ------------   --------  --------  ------------
Deutsche Marks..........................    26,747,101    1.67700  05/30/97   $  802,094
French Francs...........................     1,216,483    5.83650  05/06/97       69,051
French Francs...........................     2,451,185    5.66000  05/20/97       75,316
Netherland Guilders.....................    10,834,954    1.88278  05/14/97      371,879
Swiss Francs............................    12,022,039    1.44625  06/19/97      147,365
                                          ------------                       ------------
  Total Contracts to Sell (Receivable
   amount $54,737,467)..................    53,271,762                         1,465,705
                                          ------------                       ------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 7.68%.
  Total Open Forward Foreign Currency
   Contracts............................                                      $1,465,705
                                                                             ------------
                                                                             ------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                         GT GLOBAL GROWTH & INCOME FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $526,532,708) (Note 1)...............................  $686,259,218
  U.S. currency.......................................................................  $      14
  Foreign currencies (cost $854)......................................................        850          864
                                                                                        ---------
  Receivable for securities sold.................................................................   19,317,779
  Interest and interest withholding tax reclaims receivable......................................    4,472,161
  Dividends and dividend withholding tax reclaims receivable.....................................    1,937,122
  Receivable for open forward foreign currency contracts (Note 1)................................    1,465,705
  Receivable for Fund shares sold................................................................    1,152,842
  Miscellaneous receivable.......................................................................          733
  Cash held as collateral for securities loaned (Note 1).........................................   94,350,961
                                                                                                   -----------
    Total assets.................................................................................  808,957,385
                                                                                                   -----------
Liabilities:
  Payable for securities purchased...............................................................   19,119,880
  Payable for Fund shares repurchased (Note 2)...................................................      910,180
  Payable for investment management and administration fees (Note 2).............................      534,426
  Payable for service and distribution expenses (Note 2).........................................      405,820
  Payable for printing and postage expenses......................................................       92,246
  Payable for transfer agent fees (Note 2).......................................................       89,543
  Payable for professional fees..................................................................       34,991
  Payable for custodian fees (Note 1)............................................................       27,042
  Payable for fund accounting fees (Note 2)......................................................       11,852
  Payable for registration and filing fees.......................................................        8,792
  Payable for Directors' fees and expenses (Note 2)..............................................        5,170
  Other accrued expenses.........................................................................        4,812
  Collateral for securities loaned (Note 1)......................................................   94,350,961
                                                                                                   -----------
    Total liabilities............................................................................  115,595,715
                                                                                                   -----------
Net assets.......................................................................................  $693,361,670
                                                                                                   -----------
                                                                                                   -----------
Class A:
Net asset value and redemption price per share ($279,831,760 DIVIDED BY 37,353,227 shares
 outstanding)....................................................................................  $      7.49
                                                                                                   -----------
                                                                                                   -----------
Maximum offering price per share (100/95.25 of $7.49) *..........................................  $      7.86
                                                                                                   -----------
                                                                                                   -----------
Class B:+
Net asset value and offering price per share ($409,920,934 DIVIDED BY 54,712,258 shares
 outstanding)....................................................................................  $      7.49
                                                                                                   -----------
                                                                                                   -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($3,608,976 DIVIDED BY
 481,866 shares outstanding).....................................................................  $      7.49
                                                                                                   -----------
                                                                                                   -----------
Net assets consist of:
  Paid in capital (Note 4).......................................................................  $528,913,188
  Distributions in excess of net investment income...............................................   (1,900,754)
  Accumulated net realized gain on investments and foreign currency transactions.................    5,359,651
  Net unrealized appreciation on translation of assets and liabilities in foreign currencies.....    1,263,075
  Net unrealized appreciation of investments.....................................................  159,726,510
                                                                                                   -----------
Total -- representing net assets applicable to capital shares outstanding........................  $693,361,670
                                                                                                   -----------
                                                                                                   -----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                         GT GLOBAL GROWTH & INCOME FUND

                            STATEMENT OF OPERATIONS

                  Six months ended April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income............................................................................  $7,282,789
  Dividend income (net of foreign withholding tax of $449,058)...............................   6,051,950
  Other income...............................................................................      43,134
                                                                                               ----------
    Total investment income..................................................................  13,377,873
                                                                                               ----------
Expenses:
  Investment management and administration fees (Note 2).....................................   3,269,268
  Service and distribution expenses: (Note 2)
    Class A......................................................................  $  481,005
    Class B......................................................................   1,967,968   2,448,973
                                                                                   ----------
  Transfer agent fees (Note 2)...............................................................     637,301
  Custodian fees (Note 1)....................................................................     230,449
  Printing and postage expenses..............................................................     109,505
  Fund accounting fees (Note 2)..............................................................      84,399
  Registration and filing fees...............................................................      40,227
  Audit fees.................................................................................      26,245
  Directors' fees and expenses (Note 2)......................................................       7,421
  Legal fees.................................................................................       6,944
  Other expenses (Note 1)....................................................................      20,206
                                                                                               ----------
    Total expenses before reductions.........................................................   6,880,938
                                                                                               ----------
      Expense reductions (Note 1 & 5)........................................................    (330,563)
                                                                                               ----------
    Total net expenses.......................................................................   6,550,375
                                                                                               ----------
Net investment income........................................................................   6,827,498
                                                                                               ----------
Net realized and unrealized gain on investments and foreign currencies: (Note 1)
  Net realized gain on investments...............................................   5,035,077
  Net realized gain on foreign currency transactions.............................   8,839,377
                                                                                   ----------
    Net realized gain during the period......................................................  13,874,454
  Net change in unrealized appreciation on translation of assets and liabilities
   in foreign currencies.........................................................    (391,492)
  Net change in unrealized appreciation of investments...........................  24,896,461
                                                                                   ----------
    Net unrealized appreciation during the period............................................  24,504,969
                                                                                               ----------
Net realized and unrealized gain on investments and foreign currencies.......................  38,379,423
                                                                                               ----------
Net increase in net assets resulting from operations.........................................  $45,206,921
                                                                                               ----------
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                         GT GLOBAL GROWTH & INCOME FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                SIX MONTHS
                                                                                   ENDED
                                                                                 APRIL 30,     YEAR ENDED
                                                                                   1997       OCTOBER 31,
                                                                                (UNAUDITED)       1996
                                                                               -------------  ------------
Increase in net assets
Operations:
  Net investment income......................................................   $ 6,827,498   $ 18,175,444
  Net realized gain on investments and foreign currency transactions.........    13,874,454     15,732,409
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies.........................................      (391,492)     1,957,055
  Net change in unrealized appreciation of investments.......................    24,896,461     62,236,320
                                                                               -------------  ------------
    Net increase in net assets resulting from operations.....................    45,206,921     98,101,228
                                                                               -------------  ------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income.................................................    (3,129,343)    (9,963,848)
  From net realized gain on investments......................................            --     (1,766,763)
  In excess of net investment income.........................................    (1,217,383)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income.................................................    (3,625,627)   (10,894,963)
  From net realized gain on investments......................................            --     (2,225,842)
  In excess of net investment income.........................................    (1,410,447)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income.................................................       (72,528)       (65,132)
  From net realized gain on investments......................................            --         (5,890)
  In excess of net investment income.........................................       (28,215)
                                                                               -------------  ------------
    Total distributions......................................................    (9,483,543)   (24,922,438)
                                                                               -------------  ------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested...........................   208,123,202    237,835,679
  Decrease from capital shares repurchased...................................  (223,739,309)  (279,569,655)
                                                                               -------------  ------------
    Net decrease from capital share transactions.............................   (15,616,107)   (41,733,976)
                                                                               -------------  ------------
Total increase in net assets.................................................    20,107,271     31,444,814
Net assets:
  Beginning of period........................................................   673,254,399    641,809,585
                                                                               -------------  ------------
  End of period..............................................................   $693,361,670* $673,254,399*
                                                                               -------------  ------------
                                                                               -------------  ------------
 * Includes distributions in excess of net investment income/undistributed
   net investment income of..................................................   $(1,900,754)  $    755,291
                                                                               -------------  ------------
                                                                               -------------  ------------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                         GT GLOBAL GROWTH & INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                          CLASS A+
                                          -------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED
                                            APRIL 30,                      YEAR ENDED OCTOBER 31,
                                              1997       ----------------------------------------------------------
                                          (UNAUDITED) (D)    1996       1995        1994      1993 (D)      1992
                                          -------------  ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....    $    7.11    $    6.35   $    6.21   $    6.29   $    5.28   $    5.25
                                          -------------  ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................         0.09         0.22        0.24        0.22        0.24*       0.21*
  Net realized and unrealized gain
   (loss) on investments................         0.41         0.82        0.13       (0.03)       1.05        0.10
                                          -------------  ----------  ----------  ----------  ----------  ----------
    Net increase from investment
     operations.........................         0.50         1.04        0.37        0.19        1.29        0.31
                                          -------------  ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............        (0.09)       (0.24)      (0.22)      (0.21)      (0.24)      (0.14)
  From net realized gain on
   investments..........................           --        (0.04)      (0.01)      (0.06)         --       (0.14)
  In excess of net investment income....        (0.03)          --          --          --          --          --
  From sources other than net investment
   income...............................           --           --          --          --       (0.04)         --
                                          -------------  ----------  ----------  ----------  ----------  ----------
    Total distributions.................        (0.12)       (0.28)      (0.23)      (0.27)      (0.28)      (0.28)
                                          -------------  ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........    $    7.49    $    7.11   $    6.35   $    6.21   $    6.29   $    5.28
                                          -------------  ----------  ----------  ----------  ----------  ----------
                                          -------------  ----------  ----------  ----------  ----------  ----------

Total investment return (e).............         7.03%(a)     16.80%      6.27%       3.14%       25.1%        5.9%
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $ 279,832    $ 286,203   $ 284,069   $ 317,847   $ 251,428   $  27,754
Ratio of net investment income to
 average net assets.....................         2.40%(b)      3.17%      3.85%       3.30%        3.3%*       4.1%*
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................         1.56%(b)      1.59%      1.70%       1.67%        1.8%*       1.9%*
  Without expense reductions............         1.66%(b)      1.66%      1.74%         --%**        --%**        --%**
Portfolio turnover rate++++.............           63%(b)        39%        83%        117%         24%         53%
Average commission rate per share paid
 on portfolio transactions++++..........    $  0.0182    $  0.0139         N/A         N/A         N/A         N/A

----------------

  + All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.005 and $0.02 for the year ended October 31, 1993 and 1992, respectively. Without such reimbursements, the expense ratios would have been 1.9% and 2.2%, and the net investment income to average net assets would have been 3.2% and 3.7% for the year ended October 31, 1993 and 1992, respectively.
 * * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a) Not annualized.
 (b) Annualized.
 (c) Ratios are not meaningful due to short period of operations of Class B shares.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
 (e) Total investment return does not include sales charges.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                         GT GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                             CLASS B++
                                          --------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                                                      OCTOBER 22, 1992
                                            APRIL 30,                YEAR ENDED OCTOBER 31,                     TO
                                              1997       ----------------------------------------------     OCTOBER 31,
                                          (UNAUDITED) (D)    1996       1995        1994      1993 (D)       1992 (D)
                                          -------------  ----------  ----------  ----------  ----------  -----------------
Per Share Operating Performance:
Net asset value, beginning of period....    $    7.11    $    6.35   $    6.21   $    6.29   $    5.28       $    5.29
                                          -------------  ----------  ----------  ----------  ----------  -----------------
Income from investment operations:
  Net investment income.................         0.06         0.17        0.20        0.18        0.20            0.01
  Net realized and unrealized gain
   (loss) on investments................         0.41         0.82        0.13       (0.03)       1.05           (0.02)
                                          -------------  ----------  ----------  ----------  ----------  -----------------
    Net increase from investment
     operations.........................         0.47         0.99        0.33        0.15        1.25           (0.01)
                                          -------------  ----------  ----------  ----------  ----------  -----------------
Distributions to shareholders:
  From net investment income............        (0.06)       (0.20)      (0.18)      (0.17)      (0.20)             --
  From net realized gain on
   investments..........................           --        (0.03)      (0.01)      (0.06)         --              --
  In excess of net investment income....        (0.03)          --          --          --          --              --
  From sources other than net investment
   income...............................           --           --          --          --       (0.04)             --
                                          -------------  ----------  ----------  ----------  ----------  -----------------
    Total distributions.................        (0.09)       (0.23)      (0.19)      (0.23)      (0.24)             --
                                          -------------  ----------  ----------  ----------  ----------  -----------------
Net asset value, end of period..........    $    7.49    $    7.11   $    6.35   $    6.21   $    6.29       $    5.28
                                          -------------  ----------  ----------  ----------  ----------  -----------------
                                          -------------  ----------  ----------  ----------  ----------  -----------------

Total investment return (e).............         6.69%(a)     16.06%      5.57%       2.48%       24.3%           (0.2)% (a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $ 409,921    $ 383,966   $ 356,796   $ 359,242   $ 150,768       $     280
Ratio of net investment income to
 average net assets.....................         1.75%(b)      2.52%      3.20%       2.65%        2.6%            N/A(c)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................         2.21%(b)      2.24%      2.35%       2.32%        2.5%            N/A(c)
  Without expense reductions............         2.31%(b)      2.31%      2.39%         --%**        --%**            --% **(c)
Portfolio turnover rate++++.............           63%(b)        39%        83%        117%         24%             53%
Average commission rate per share paid
 on portfolio transactions++++..........    $  0.0182    $  0.0139         N/A         N/A         N/A             N/A

----------------

  + All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.005 and $0.02 for the year ended October 31, 1993 and 1992, respectively. Without such reimbursements, the expense ratios would have been 1.9% and 2.2%, and the net investment income to average net assets would have been 3.2% and 3.7% for the year ended October 31, 1993 and 1992, respectively.
 * * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a) Not annualized.
 (b) Annualized.
 (c) Ratios are not meaningful due to short period of operations of Class B shares.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
 (e) Total investment return does not include sales charges.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F11

                         GT GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                     ADVISOR CLASS+++
                                          ---------------------------------------
                                           SIX MONTHS                   JUNE 1,
                                              ENDED                      1995
                                            APRIL 30,    YEAR ENDED       TO
                                              1997       OCTOBER 31,  OCTOBER 31,
                                          (UNAUDITED) (D)    1996        1995
                                          -------------  -----------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....    $    7.10     $    6.35    $    6.24
                                          -------------  -----------  -----------
Income from investment operations:
  Net investment income.................         0.11          0.23         0.11
  Net realized and unrealized gain
   (loss) on investments................         0.41          0.82         0.13
                                          -------------  -----------  -----------
    Net increase from investment
     operations.........................         0.52          1.05         0.24
                                          -------------  -----------  -----------
Distributions to shareholders:
  From net investment income............        (0.11)        (0.26)       (0.13)
  From net realized gain on
   investments..........................           --         (0.04)          --
  In excess of net investment income....        (0.02)           --           --
  From sources other than net investment
   income...............................           --            --           --
                                          -------------  -----------  -----------
    Total distributions.................        (0.13)        (0.30)       (0.13)
                                          -------------  -----------  -----------
Net asset value, end of period..........    $    7.49     $    7.10    $    6.35
                                          -------------  -----------  -----------
                                          -------------  -----------  -----------

Total investment return (e).............         7.20%(a)      17.19%       3.83%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)....    $   3,609     $   3,085    $     944
Ratio of net investment income to
 average net assets.....................         2.75%(b)       3.52%       4.20%(b)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................         1.21%(b)       1.24%       1.35%(b)
  Without expense reductions............         1.31%(b)       1.31%       1.39%(b)
Portfolio turnover rate++++.............           63%(b)         39%         83%
Average commission rate per share paid
 on portfolio transactions++++..........    $  0.0182     $  0.0139          N/A

----------------

  + All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.005 and $0.02 for the year ended October 31, 1993 and 1992, respectively. Without such reimbursements, the expense ratios would have been 1.9% and 2.2%, and the net investment income to average net assets would have been 3.2% and 3.7% for the year ended October 31, 1993 and 1992, respectively.
 * * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a) Not annualized.
 (b) Annualized.
 (c) Ratios are not meaningful due to short period of operations of Class B shares.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the period.
 (e) Total investment return does not include sales charges.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F12

                         GT GLOBAL GROWTH & INCOME FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                           April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Growth & Income Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. ("the Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Fund deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuations, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss

                                      F13

                         GT GLOBAL GROWTH & INCOME FUND

equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amounts shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counter party is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At April 30, 1997, stocks with an aggregate value of approximately $90,261,606 were on loan to brokers. The loans were secured by cash collateral of $94,350,961. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the period ended April 30, 1997, the Fund received $313,287 of income from securities lending. Fees received from securities loaned were used to reduce the Fund's custodian and administrative expenses.

                                      F14

                         GT GLOBAL GROWTH & INCOME FUND

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $6,939,210, which expires in 2003.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investment of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised by the Manager, has a line of credit with the Bank of Boston. The arrangement with the bank allows the Fund to borrow an aggregate maximum amount of $100,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On April 30, 1997, the Fund had no loans outstanding. For the six months ended April 30, 1997, the average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $4,000,000. The average interest rate for the Fund was 6.38%. Interest incurred on this loan for the period ended April 30, 1997 was $3,803, incuded in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc., is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended April 30, 1997, GT Global retained $31,330 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $32 for the period ended April 30, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the period ended April 30, 1997, GT Global collected CDSCs in the amount of $583,136. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may

                                      F15

                         GT GLOBAL GROWTH & INCOME FUND

pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 1.85%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the period ended April 30, 1997, purchases and sales of investment securities by the Fund, other than short-term investments and U.S. government obligations, aggregated $197,631,174 and $198,603,917, respectively. Purchases and sales of U.S. government obligations were $14,823,006 and $9,932,934, respectively, for the period ended April 30, 1997.

4. CAPITAL SHARES
At April 30, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 200,000,000 were classified as shares of GT Global High Income Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                                      F16

                         GT GLOBAL GROWTH & INCOME FUND

                           CAPITAL SHARE TRANSACTIONS

                                              SIX MONTHS ENDED
                                               APRIL 30, 1997                YEAR ENDED
                                                 (UNAUDITED)              OCTOBER 31, 1996
                                          -------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT       SHARES        AMOUNT
----------------------------------------  -----------  ------------  -----------  -------------
Shares sold.............................   18,987,592  $139,787,802   21,196,018  $ 143,350,526
Shares issued in connection with
  reinvestment of distributions.........      503,134     3,669,461    1,500,319      9,894,388
                                          -----------  ------------  -----------  -------------
                                           19,490,726   143,457,263   22,696,337    153,244,914
Shares repurchased......................  (22,393,401) (164,865,489) (27,157,086)  (182,477,096)
                                          -----------  ------------  -----------  -------------
Net decrease............................   (2,902,675) $(21,408,226)  (4,460,749) $ (29,232,182)
                                          -----------  ------------  -----------  -------------
                                          -----------  ------------  -----------  -------------

                                              SIX MONTHS ENDED
                                               APRIL 30, 1997                YEAR ENDED
                                                 (UNAUDITED)              OCTOBER 31, 1996
                                          -------------------------  --------------------------
CLASS B                                     SHARES        AMOUNT       SHARES        AMOUNT
----------------------------------------  -----------  ------------  -----------  -------------
Shares sold.............................    6,453,059  $ 47,726,191    9,561,545  $  63,970,280
Shares issued in connection with
  reinvestment of distributions.........      565,478     4,127,655    1,656,409     10,934,244
                                          -----------  ------------  -----------  -------------
                                            7,018,537    51,853,846   11,217,954     74,904,524
Shares repurchased......................   (6,300,128)  (46,388,475) (13,373,837)   (89,395,191)
                                          -----------  ------------  -----------  -------------
Net increase (decrease).................      718,409  $  5,465,371   (2,155,883) $ (14,490,667)
                                          -----------  ------------  -----------  -------------
                                          -----------  ------------  -----------  -------------

                                              SIX MONTHS ENDED
                                               APRIL 30, 1997                YEAR ENDED
                                                 (UNAUDITED)              OCTOBER 31, 1996
                                          -------------------------  --------------------------
ADVISOR CLASS                               SHARES        AMOUNT       SHARES        AMOUNT
----------------------------------------  -----------  ------------  -----------  -------------
Shares sold.............................    1,732,589  $ 12,773,536    1,416,928  $   9,616,882
Shares issued in connection with
  reinvestment of distributions.........        5,302        38,557       10,469         69,359
                                          -----------  ------------  -----------  -------------
                                            1,737,891    12,812,093    1,427,397      9,686,241
Shares repurchased......................   (1,690,316)  (12,485,345)  (1,141,817)    (7,697,368)
                                          -----------  ------------  -----------  -------------
Net increase............................       47,575  $    326,748      285,580  $   1,988,873
                                          -----------  ------------  -----------  -------------
                                          -----------  ------------  -----------  -------------

5. EXPENSE REDUCTIONS
The Manager directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the period ended April 30, 1997, the Fund's expenses were reduced by $17,276 under these arrangements.

                                      F17

                         GT GLOBAL GROWTH & INCOME FUND

                                     NOTES

--------------------------------------------------------------------------------

                         GT GLOBAL GROWTH & INCOME FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                  GT GLOBAL GROWTH & INCOME FUND
          G&ISAR706079M.323